FIRST AMENDMENT TO
            SECOND AMENDED AND RESTATED CREDIT AGREEMENT
            --------------------------------------------


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") made and entered into as of December 2, 1997, by and among INTERFACE, INC., a Georgia corporation ("Interface"), INTERFACE EUROPE B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Europe B.V."), INTERFACE EUROPE LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("Europe Limited"; Interface, Scherpenzeel B.V.
and Europe Limited referred to collectively herein as the "Borrowers"), SUNTRUST BANK, ATLANTA, a banking corporation organized under the laws of the State of Georgia ("STBA"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages of the Credit Agreement (as hereinafter defined), and any assignees of STBA, FNBC, or such other banks and lending institutions which become "Lenders" as provided therein (STBA, FNBC, and such other banks, lending institutions, and assignees referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA, in its capacity as agent for those Lenders having Domestic Syndicated Loan Commitments or Term Loan Commitments, or both, or having outstanding Domestic Syndicated Loans or Term Loans, or both, as provided herein, and each successor agent for such Lenders as may be appointed from time to time pursuant to Article XI of the Credit Agreement (the
"Domestic Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its ca-pacity as agent for those Lenders having outstanding Multicurrency Syndicated Loan Commitments or having outstanding Multicurrency Syndicated Loans as provided herein, and each successor agent for such Lenders as may be appointed from time to time pursuant to
Article XI of the Credit Agreement (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and SUNTRUST BANK, ATLANTA, in its capacity as collateral agent for the Co-Agents and Lenders and each successor collateral agent as may be appointed from time to time pursuant to Article XI of the Credit Agreement (the "Collateral Agent");

                        W I T N E S S E T H:
                        -------------------

     WHEREAS, the Borrowers, the Lenders, the Co-Agents, and the Collateral Agent are parties to a certain Second Amended and Restated Credit Agreement dated as of June 25, 1997 (the "Credit
Agreement");

     WHEREAS, the Borrowers have requested that certain covenants in the Credit Agreement be amended so as to facilitate their acquisition of the carpet-related businesses of Readicut
International plc;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers, the Lenders, the Co-
Agents and the Collateral Agent agree as follows:

     1. DEFINED TERMS. Except as otherwise expressly defined herein, each capitalized term used in this First Amendment that is defined in the Credit Agreement is used herein with the meaning assigned to such capitalized term in the Credit Agreement.

     2.   AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").

          (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms and definitions thereof in proper alphabetical order:

          "FIRST AMENDMENT TO CREDIT AGREEMENT" shall mean the First Amendment to Credit Agreement dated as of December 2, 1997, by and among the Borrowers, the Lenders, the Co-Agents, and the Collateral Agent, together with all exhibits and schedules thereto.

          "FIRST AMENDMENT EFFECTIVE DATE" shall mean the date on which the conditions to effectiveness of the First Amendment to Credit Agreement have been satisfied, as set forth in paragraph 11 of the First Amendment to Credit Agreement.

          "READICUT" shall mean Readicut International plc.

          "READICUT ACQUISITION" shall mean the purchase by Europe Limited and Europe B.V. of all issued and outstanding shares of T.F. Firth & Sons Ltd., Vebe Floorcoverings B.V., and Tayrich Limited, from Readicut.

          "READICUT DEBT" shall mean the Indebtedness in the approximate amount of U.S. $17,600,000 representing the deferred portion of the purchase price payable by Interface and/or its Subsidiaries in the Readicut Acquisition, such Indebtedness being due and payable on the first anniversary of the closing of the Readicut Acquisition and supported by a Letter of Credit issued under the Letter of Credit Agreement.

          "READICUT DIVESTITURES" shall mean, collectively, the sales or other disposition by Interface and/or its Subsidiaries of any assets (including, without limitation, shares of Subsidiaries) acquired as part of the Readicut Acquisition; provided, however, that the term Readicut Divestitures shall not include (i) any sales or other dispositions of any assets (other than the shares or assets of Network Flooring Ltd.) or any shares of T.F. Firth & Sons Ltd. or Firth Carpets Ltd., (ii) any sales or other dispositions of any of the assets or shares of Vebe Floorcoverings B.V. or Network Flooring Ltd. sold or disposed of after the first anniversary of the closing of the Readicut Acquisition, or (iii) any sales or other dispositions of any of the assets or shares of Tayrich Limited or Joseph, Hamilton & Seaton Ltd. sold or disposed of later than eighteen months after the closing of the Readicut Acquisition.

          "SECOND CLOSING DATE" shall mean the date on or before February 28, 1998, on which the conditions set forth in Section 4.03 of the 1997 Term Loan Agreement are satisfied or waived in accordance with Section 10.02 of the 1997 Term Loan Agreement.

          (b) The defined terms and definitions listed below that appear in the Credit Agreement are hereby amended by deleting said defined terms and definitions in their entirety and substituting in lieu thereof the following defined terms and definitions:

          "1997 TERM LOAN AGREEMENT" shall mean the Term Loan Agreement dated as of June 25, 1997, among Interface, SunTrust Bank, Atlanta, as Administrative Agent and Collateral Agent, FNBC, as Syndication Agent, and the 1997 Term Lenders, as amended by the First Amendment to Term Loan Agreement dated as of December 2, 1997, as the same may be amended, restated, or supplemented from time to time, pursuant to which the 1997 Term Loans are made to Interface.

          "1997 TERM LOANS" shall mean, collectively, the term loans in an aggregate principal amount of $95,000,000 made to Interface by the 1997 Term Lenders pursuant to the terms of the 1997 Term Loan
Agreement.

     3.   AMENDMENT TO SECTION 2.03 ("MANDATORY PREPAYMENTS").
Section 2.03 of the Credit Agreement is hereby amended as follows:

          The first sentence of subsection (a) of Section 2.03 is hereby deleted and the following sentence is hereby substituted in lieu thereof as the first sentence of subsection (a) of Section 2.03:

          No mandatory prepayment shall be required pursuant to this
          Section 2.03(a) until the aggregate amount of Asset Sales occurring after October 2, 1994 exceeds $10,000,000 (based on the Asset Values thereof, but excluding in the foregoing computation (i) Asset Sales resulting from loss, damage, destruction, or taking where the proceeds thereof are utilized so as to be excluded from the definition of Net Proceeds, (ii) Asset Sales occurring as a part of any sale and leaseback transactions permitted pursuant to Section 9.06, and (iii) Asset Sales made as part of the Readicut Divestitures).

     4.   AMENDMENT TO SECTION 3.04 ("MANDATORY PREPAYMENTS OF
DOMESTIC REVOLVING LOANS"). Section 3.04 of the Credit Agreement is hereby amended (i) by denominating the existing text of Section 3.04 as subsection (a) of Section 3.04, and (ii) by adding a new subsection (b) to Section 3.04 as follows:

          (b) Subject to the provisions of Section 2.03(c) regarding minimum prepayment amounts and rounding of prepayment amounts, all amounts received as Net Proceeds from any Asset Sales effected as part of the Readicut Divestitures shall be used to prepay the outstanding Domestic Revolving Loans or Multicurrency Revolving Loans hereunder as may be specified by Interface at the time of such prepayment or, if not so specified by Interface, then as specified by the Co-Agents. All such prepayments shall be applied on a pro rata basis among the holders of such Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be.

     5.   AMENDMENTS TO SECTION 4.04 ("MANDATORY PREPAYMENTS OF
MULTICURRENCY REVOLVING LOANS").  Section 4.04 of the Credit
Agreement is hereby amended by adding a new subsection (d) to
Section 4.04 as follows:

          (d) Subject to the provisions of Section 2.03(c) with respect to minimum prepayment amounts and the rounding of prepayment amounts, all amounts received as Net Proceeds from any Asset Sales effected as part of the Readicut Divestitures shall be used to prepay the outstanding Domestic Revolving Loans or Multicurrency Revolving Loans hereunder as may be specified by Interface at the time of such prepayment or, if not so specified by Interface, then as specified by the Co-Agents. All such prepayments shall be applied on a pro rata basis among the holders of such Domestic Revolving Loans or Multicurrency Revolving Loans, as the case may be.

     6. AMENDMENT TO SECTION 9.01 ("INDEBTEDNESS"). Section 9.01 of the Credit Agreement is hereby amended (i) by deleting the word "and" from the end of subsection (l) thereof, and (ii) by deleting subsection (m) thereof in its entirety and substituting in lieu thereof new subsections (m), (n) and (o) as follows:

               (m)  The Readicut Debt;

               (n)  Indebtedness consisting of contingent
          obligations under indemnities, guarantees, and reimbursement agreements in favor of Persons issuing surety bonds, guarantees and similar undertakings issued to support performance obligations of any of the Consolidated Companies incurred in the ordinary course of business; and

               (o) Other Indebtedness not to exceed $15,000,000 at any one time outstanding.

     7. AMENDMENT TO SECTION 9.03 ("MERGERS, ACQUISITIONS, SALES, ETC."). Section 9.03 of the Credit Agreement is hereby amended as follows:

          (a)  The first parenthetical phrase in clause (ii) of
     Section 9.03 is hereby deleted in its entirety and the following parenthetical phrase substituted in lieu thereof:

          (but excluding Asset Sales occurring as part of the Readicut Divestitures or as part of any sale and leaseback transactions permitted by Section 9.06)

          (b) Clause (vi) of Section 9.03 is hereby amended by deleting clause (vi) in its entirety and substituting in lieu thereof the following clause (vi):

               (vi) Asset Sales occurring as part of the Readicut
          Divestitures or as part of any sale and leaseback transactions permitted pursuant to Section 9.06, or

     8. AMENDMENT TO ARTICLE X ("EVENTS OF DEFAULT"). Article X of the Credit Agreement is hereby amended (i) by deleting the period at the end of Section 10.15 and substituting in lieu thereof a semicolon, and (ii) by adding the following language at the end of
Article X:

          then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Co-Agents may, and upon the written or telex request of the Required Lenders, shall, by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of the Co-Agents, any Lender or the holder of any Note to enforce its claims against the Borrowers or any other Credit Party: (i) declare all Commitments terminated, whereupon the pro rata Commitments of each Lender shall terminate immediately and any commitment fee shall forthwith become due and payable without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Borrowers; provided, that, if an Event of Default specified in Section 10.07 shall occur, the result which would occur upon the giving of written notice by the Co-Agents to the Borrowers and any other Credit Party, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.

     9. SUPPLEMENT TO SCHEDULE 7.01 ("ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES"). Effective upon the closing of the Readicut Acquisition,
Schedule 7.01 to the Credit Agreement shall be supplemented to reflect the Readicut Acquisition by attaching thereto the Supplement to Schedule 7.01 in the form attached to this First Amendment.

     10. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants to the Co-Agents and the Lenders as follows:

          (a) All representations and warranties set forth in the Credit Agreement are, and after giving effect to the Readicut Acquisition will be, true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof and after giving effect to the Readicut Acquisition (except that the representation and warranty set forth in Section 7.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

          (b) No Default or Event of Default has occurred and is continuing on the date hereof or will occur or exist as a result of the Readicut Acquisition;

          (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 8.07(b) of the Credit Agreement, and after giving pro forma effect to the Readicut Acquisition, there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not notice with respect to such change has otherwise been furnished to the Lenders pursuant to
Section 8.07);

          (d) Each of the Borrowers has the corporate power and authority to make, deliver and perform this First Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this First Amendment. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by it, or the validity or enforceablility against it, of this First Amendment, other than such consents, authorizations or filings which have been made or obtained; and

          (e) This First Amendment has been duly executed and delivered by each of the Borrowers and constitutes the legal, valid and binding obligations of each of the Borrowers enforceable against each of them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     11. EFFECTIVENESS OF FIRST AMENDMENT. This First Amendment shall become effective upon the execution and delivery to the Domestic Agent of counterparts hereof (whether originals or facsimile transmissions thereof) on behalf of Interface, the Co-Agents, and the Lenders.

     12. REFERENCES TO CREDIT AGREEMENT. On and after the date this First Amendment becomes effective as provided in paragraph 11 above, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this First Amendment and as the same may be further amended, restated and supplemented from time to time. The parties further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Credit Documents remain in full force and effect in accordance with their respective terms.

     13. COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     14. MISCELLANEOUS. This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This First Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

Address for Notices:                    INTERFACE, INC.
-------------------

2859 Paces Ferry Road
Suite 2000
Atlanta, GA 30339                       By:  /s/ Daniel T. Hendrix
Attention: Daniel T. Hendrix                 Daniel T. Hendrix
                                             Senior Vice President
Telex No.:
Answerback:

Telecopy No.: 404/319-0070

Address for Notices:                    INTERFACE EUROPE LIMITED
-------------------

c/o Interface, Inc.
2859 Paces Ferry Road
Suite 2000
Atlanta, GA 30339                       By:  /s/ Daniel T. Hendrix
Attention: Daniel T. Hendrix                 Daniel T. Hendrix
                                             Senior Vice President
Telex No.:
Answerback:

Telecopy No.: 404/319-0070

Address for Notices:                    INTERFACE EUROPE B.V.
-------------------

c/o Interface, Inc.
2859 Paces Ferry Road
Suite 2000
Atlanta, GA 30339                       By:  /s/ Daniel T. Hendrix
Attention: Daniel T. Hendrix                 Daniel T. Hendrix
                                             Senior Vice President
Telex No.:
Answerback:

Telecopy No.: 404/319-0070

Address for Notices:                    SUNTRUST BANK, ATLANTA,
-------------------                     as Administrative Agent and Collateral
                                        Agent
25 Park Place
23rd Floor
Atlanta, GA 30303
Attention: Thomas R. Banks              By:  /s/ Thomas R. Banks
                                             Name: Thomas R. Banks
                                             Title: Assistant Vice President
Telex No.: 542210
Answerback: TRUSCO INT ATL
                                        By:  /s/ David W. Penter
Telecopy No.: 404/588-8833                   Name: David W. Penter
                                             Title: Group Vice President

Payment Office:
--------------

25 Park Place, N.E.
Atlanta, GA 30303

Address for Notices:                    THE FIRST NATIONAL BANK OF
-------------------                     CHICAGO, as Syndication Agent

One First National Plaza
Chicago, Illinois 60670-0324
Attention: Judith L. Cornwell
                                        By:  /s/ Courtenay R. Wood
                                             Name: Courtenay R. Wood
                                             Title: Vice President
Telex No.:
Answerback:

Telecopy No.: 312/732-5296


Administrative Office:
---------------------

One First National Plaza
Chicago, Illinois 60670-0324
Attention: Judith L. Cornwell

Payment Offices:
---------------

(See Schedule 4.01)
     -------------

Address for Notices:                    SUNTRUST BANK, ATLANTA
-------------------

25 Park Place
23rd Floor
Atlanta, GA 30303
Attention: Thomas R. Banks              By:   /s/ Thomas R. Banks
                                             Name: Thomas R. Banks
                                             Title: Assistant Vice President
Telex No.: 542210
Answerback: TRUSCO INT ATL
                                        By:  /s/ David W. Penter
Telecopy No.: 404/588-8833                   Name: David W. Penter
                                             Title: Group Vice President

Domestic Lending Office:
-----------------------

One Park Place, N.E.
Atlanta, GA 30303

Telex No.: 542210
Answerback: TRUSCO INT ATL

Eurocurrency Lending Office:
---------------------------

One Park Place, N.E.
Atlanta, Georgia 30303

Telex No. 542210
Answerback: TRUSCO INT ATL

Address for Notices:                    THE FIRST NATIONAL BANK OF CHICAGO
-------------------

Mail Suite 0324
One First National Plaza
Chicago, Illinois 60670-0324
Attention: Judith L. Cornwell
                                        By:   /s/ Courtenay R. Wood
                                             Name: Courtenay R. Wood
                                             Title: Vice President
Telex No.:   4330253
Answerback: FNBC UI
Telecopy No.: 312/732-5296

Administrative Office:
---------------------

One First National Plaza
Chicago, Illinois 60670-0324
Attention: Judith L. Cornwell

Payment Offices:
---------------

(See Schedule 4.01)
     -------------

Address for Notices:                    ABN AMRO BANK N.V.
-------------------

ABN AMRO Bank N.V.
135 South LaSalle Street
Suite 2805
Chicago, Illinois 60603                 By:  /s/ W.P. Fischer
Attention: Credit Administration             Name: W.P. Fischer
                                             Title: SVP
Telephone:     (312) 904-8835
Fax:      (312) 904-8840
                                        By:  /s/ Steven J. Hipsman
With a copy to:                              Name: Steven Hipsman
--------------                               Title: Vice President

ABN AMRO Bank N.V.
Suite 1200, One Ravinia Drive
Atlanta, GA 30346
Attention: Mark Clegg

Telephone: 770/396-0066
Telex No.: 682 7258
Answerback: ABNBANKATL

Telecopy No.: 770/395-9188


Domestic Lending Office:
-----------------------

ABN AMRO Bank N.V.
135 South LaSalle Street
Suite 2805
Chicago, Illinois 60603
Attention: Credit Administration

Eurocurrency Lending Office:
---------------------------

ABN AMRO Bank N.V.
135 South LaSalle Street
Suite 2805
Chicago, Illinois 60603
Attention: Credit Administration

Address for Notices:                    THE BANK OF TOKYO-MITSUBISHI,
-------------------                     LTD., ATLANTA AGENCY

133 Peachtree Street, N.E.
4970 Georgia-Pacific Center
Atlanta, GA 30303
Attention: Brandon Meyerson             By:   /s/ Brenda A. Meyerson
                                             Name: Brenda A. Meyerson
Telephone: 404/577-2960                      Title: Assistant Vice President
Telecopy No.: 404/577-1155

Telex No.: 6827300
Answerback: 6827300BOT ATL

Domestic Lending Office:
-----------------------

4970 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia 30303

Eurocurrency Lending Office:
---------------------------

4970 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia 30303

Address for Notices:                    CIBC INC.
-------------------

Canadian Imperial Bank of
 Commerce
Two Paces West
2727 Paces Ferry Road,                  By:  /s/ Roger Colden
Suite 1200                                   Names: Roger Colden
Atlanta, Georgia 30339                       Title: Executive Director, CIBC
Attention: William Humphries                        Oppenheimer Corp. as Agent

Telephone: 770/319-4906
Telecopy No.: 770/319-4954

Domestic Lending Office:
-----------------------

Canadian Imperial Bank of
   Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia 30339

Eurocurrency Lending Office:
---------------------------

Canadian Imperial Bank of
   Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia 30339

Address for Notices:                    CREDITANSTALT-BANKVEREIN
-------------------

Two Ravinia Drive
Suite 1680                              By:   /s/ Stephen W. Hipp
Atlanta, Georgia 30346                       Name: Stephen W. Hipp
Attention: Stephen W. Hipp                   Title: Assoc.

Telephone: 770/390-1846
Telecopy No.: 770/390-1851              By:   /s/ Craig Stamn
                                             Name: Craig Stamn
                                             Title: VP
Domestic Lending Office:
-----------------------

Two Greenwich Plaza
Greenwich, CT 06830-6353
Attn: Lisa Bruno

Eurocurrency Lending Office:
---------------------------

Two Greenwich Plaza
Greenwich, CT 06830-6353

Address for Notices:                    CREDIT LYONNAIS ATLANTA AGENCY
-------------------

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.              By:   /s/ David M. Cawrse
Suite 4400                                   Name: David M. Cawrse
Atlanta, GA 30303                            Title: First Vice President &
Attention: David Cawrse                             Manager
Telephone: 404/524-3700
Telecopy No.: 404/584-5249

Domestic Lending Office:
-----------------------

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400
Atlanta, GA 30303

Eurocurrency Lending Office:
---------------------------

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400
Atlanta, GA 30303

Address for Notices:                    THE SUMITOMO BANK LIMITED
-------------------

303 Peachtree Street, N.E.              By:  /s/ Roger N. Arsham
Suite 4420                                   Name: Roger N. Arsham
Atlanta, GA 30308                            Title: Vice President
Attention: Roger Arsham
Telephone: 404/524-6544
Telecopy No.: 404/523-7983              By:  /s/ Diane M. Rhoades
                                             Name: Diane M. Rhoades
Domestic Lending Office:                     Title: Executive Officer
-----------------------

233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Eurocurrency Lending Office:
---------------------------

233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Address for Notices:                    FIRST UNION NATIONAL BANK
-------------------

999 Peachtree Street, N.E.              By:  /s/ Michalene Donagan
9th Floor                                    Name: Michalene Donagen
Atlanta, GA 30309                            Title: Vice President
Attention: Michalene Donegan
Telephone: 404/827-7154
Telecopy No.: 404/827-7199

Domestic Lending Office:

999 Peachtree Street, N.E.
9th Floor
Atlanta, GA 30309

Eurocurrency Lending Office:

999 Peachtree Street, N.E.
9th Floor
Atlanta, GA 30309

Address for Notices:                    FLEET BANK OF MAINE


80 Exchange Street                      By:  /s/ Neil C. Buitenhugs
Bangor, Maine 04401                          Name: Neil C. Buitenhugs
Attention: Neil C. Buitenhuys                Title: Vice President

Telephone: 207/941-6140
Telecopy No.: 207/941-6023

Domestic Lending Office:
-----------------------

511 Congress Street, P. O. Box 1280
Portland, Maine 04104-5006

Eurocurrency Lending Office:
---------------------------

511 Congress Street, P. O. Box 1280
Portland, Maine 04104-5006
Address for Notices:                    NATIONSBANK, N.A.
-------------------

100 North Tryon Street
Mail Code NC1-007-08-11                 By:  /s/ David H. Dinkins
Charlotte, NC 28255                          Name: David H. Dinkins
Attention:                                   Title: Vice President

Telephone: 704/386-2951
Telecopy No.: 704/386-1270

Domestic Lending Office:
-----------------------

One Independence Center
101 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, NC 28255

Eurocurrency Lending Office:
---------------------------

One Independence Center
101 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, NC 28255

Address for Notices:                    PNC BANK, NATIONAL ASSOCIATION
-------------------

One PNC Plaza
Fifth Avenue and Wood Street            By:  /s/ Robert J. Mitchell, Jr.
Pittsburgh, PA 15265                         Name: Robert J. Mitchell, Jr.
Attention: Robert J. Mitchell, Jr.           Title: Vice President

Telephone: 412/762-6547
Telecopy No.: 412/762-6484

Domestic Lending Office:
-----------------------

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265

Eurocurrency Lending Office:
---------------------------

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265

Address for Notices:                    WACHOVIA BANK, N.A.
-------------------
191 Peachtree Street, N.E.
30th Floor
Atlanta, GA 30383
Attention: Doug Strickland              By:  /s/ Douglas W. Strickland
                                             Name: Douglas W. Stickland
Telephone: 404/332-1382                      Title: Vice President
Telecopy No.: 404/332-6920

Domestic Lending Office:
-----------------------

191 Peachtree Street, N.E.
Atlanta, Georgia 30383

Eurocurrency Lending Office:
---------------------------

191 Peachtree Street, N.E.
Atlanta, Georgia 30383

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